- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ A. David Brown
                                                --------------
                                                A. David Brown


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ William A. Dolan, II
                                                --------------------
                                                William A. Dolan, II


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ William C. Gray
                                                ---------------
                                                William C. Gray


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ C. Edward Herder
                                                ----------------
                                                C. Edward Herder


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ Frederick H. Jarvis
                                                -------------------
                                                Frederick H. Jarvis


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ William M. Kearns, Jr.
                                                ----------------------
                                                William M. Kearns, Jr.


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ Joan Lamm-Tennant
                                                -----------------
                                                Joan Lamm-Tennant


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ Russell R. Moffett
                                                ------------------
                                                Russell R. Moffett


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ William M. Rue
                                                --------------
                                                William M. Rue


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ J. Brian Thebault
                                                -----------------
                                                J. Brian Thebault


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company and the Salary and Benefits Committee of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ Thomas D. Sayles, Jr.
                                                ---------------------
                                                Thomas D. Sayles, Jr.


- -----------------------------------------------------------------------------


                               -----------------
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of plan interests and shares of common stock of the Company, to be offered and sold pursuant to the Selective Insurance Retirement Savings Plan, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company and the Salary and Benefits Committee of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of August, 1996.


                                            /s/ S. Griffin McClellan III
                                                ------------------------
                                                S. Griffin McClellan III